UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

Affinity Gaming

(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3755 Breakthrough Way Suite 300 Las Vegas, NV	89135	(702) 341-2400
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On January 31, 2017 (the “Closing Date”), pursuant to the terms of the Agreement and Plan of Merger dated as of August 22, 2016 (the “Merger Agreement”), among Affinity Gaming, a Nevada corporation (the “Company”), Z Capital Affinity Owner, LLC, a Delaware limited liability company (“Parent”) and Affinity Merger Sub, Inc., a Nevada corporation (“Merger Sub”), Merger Sub was merged with and into the Company (the “Merger”), with the Company surviving the merger as a wholly owned subsidiary of Parent.  Parent and Merger Sub are affiliates of Z Capital Partners, L.L.C., a Delaware limited liability company (“Z Capital”). A copy of the Merger Agreement is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 23, 2016.

The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 3.03, 5.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (“Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than shares held in treasury of the Company or owned, directly or indirectly, by Parent, Merger Sub or the Management Rollover Investors (as defined below) ) was converted into the right to receive $17.35 in cash (the “Merger Consideration”), without interest and subject to deduction for any required withholding tax.

In addition, at the Effective Time, (1) each option to purchase common stock of the Company, whether vested or unvested, that was outstanding immediately prior to the Effective Time (other than shares owned by the Management Rollover Investors) became fully vested (to the extent unvested) and was converted into the right to receive an amount in cash equal to the product of (i) the excess, if any, of $17.35 over the exercise price per share under such stock option by (ii) the number of shares of the Company’s common stock subject to the option, and (2) each outstanding share of restricted stock subject to time-based vesting restrictions that was unvested and outstanding immediately prior to the Effective Time (other than shares owned by the Management Rollover Investors) became fully vested and was converted into the right to receive an amount in cash (without interest, and subject to withholding tax) equal to the product of (i) $17.35 and (ii) the number of shares of the Company’s common stock subject to the restricted stock award.

Further, at the Effective Time, the previously owned shares, options to purchase common stock of the Company, whether vested or unvested, outstanding shares of restricted stock that were unvested and outstanding immediately prior to the Effective Time, and commitments of the Company and any of its affiliates to issue equity or equity-based awards to Michael Silberling, Walter Bogumil and Jeffrey Solomon (the “Management Rollover Investors”) were treated as follows: (1) Mr. Silberling’s previously owned shares, outstanding options, outstanding shares of restricted stock, and commitments of the Company and any of its affiliates to issue equity or equity-based awards were cancelled and, in exchange therefor, Z Capital Affinity Holdings, L.L.C., the sole member and managing member of Parent (“Holdings”), provided Mr. Silberling $1,901,638 in cash, vested options to purchase 158,901 Class A units of Holdings and 455,495 profits interest awards in the form of restricted Class B units of Holdings; (2) Mr. Bogumil’s previously owned shares, outstanding options, outstanding shares of restricted stock, and commitments of the Company and any of its affiliates to issue equity or equity-based awards, were cancelled and, in exchange therefor, Holdings provided Mr. Bogumil $52,050 in cash, 17,000 Class A units of Holdings, vested options to purchase 80,000 Class A units of Holdings and 224,628 profits interest awards in the form of restricted Class B units of Holdings; and (3) Mr. Solomon’s outstanding options, outstanding shares of restricted stock, and commitments of the Company and any of its affiliates to issue equity or equity-based awards, were cancelled and, in exchange therefor, Holdings provided to Mr. Solomon options to purchase 80,000 Class A units of Holdings (40,000 of which are subject to time-based vesting, fifty percent (50%) of which will vest on December 31, 2017 and fifty percent (50%) of which will vest on December 31, 2018, and 40,000 of which were fully vested at the Effective Time) and 199,669 profits interest awards in the form restricted Class B units of Holdings.

The foregoing summary is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’ Current Report on Form 8-K filed on August 23, 2016 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, all issued and outstanding shares of Common Stock (other than shares held in treasury of the Company or owned, directly or indirectly, by Parent, Merger Sub or the Management Rollover Investors (as defined below) or shares for which dissenters’ rights were properly demanded and perfected pursuant to Nevada Revised Statute 92A.300 through 92A.500) were automatically cancelled and converted into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the Company’s stockholders immediately prior to the Effective Time ceased to have any rights in the Company as stockholders, other than the right to receive the Merger Consideration, or with respect to stockholders holding shares for which dissenters’ rights were properly demanded and perfected pursuant to Nevada Revised Statute 92A.300 through 92A.500, dissenters’ rights.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Each of the following persons, who were directors of the Company prior to the completion of the Merger, resigned as directors of the Company effective as of the Closing of the Merger: Michael Silberling (solely in his role as director), Andrei Scrivens, Eric V. Tanjeloff, Matthew A. Doheny, James Cacioppo and David Reganato. No director resigned because of any disagreement with the Company on any matter relating to its operations, policies or practices.

Item 8.01	Other Events.

On February 1, 2017, the Company issued a press release announcing the closing of the Merger. A copy of the press release, which is incorporated herein by reference, is attached as Exhibit 99.1 to this Current Report on Form 8-K..

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated August 22, 2016, by and among Affinity Gaming, Z Capital Affinity Owner, LLC, and Affinity Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 23, 2016)*

99.1	Press release dated February 1, 2017

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Affinity Gaming

Date:	February 1, 2017	By:	/s/ Walter Bogumil
		Name:	Walter Bogumil
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated August 22, 2016, by and among Affinity Gaming, Z Capital Affinity Owner, LLC, and Affinity Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 23, 2016)*

99.1	Press release dated February 1, 2017

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.